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EXHIBIT 10.15

                           UNITED SECURITY BANK, N.A.
                             1995 STOCK OPTION PLAN


1.       PURPOSE

         The purpose of the United Security Bank, N.A. 1995 Stock Option Plan (the "Plan") is to strengthen United Security Bank, N.A. (the "Bank") and those corporations which are or hereafter become subsidiary corporations of the Bank by providing an additional means of attracting and retaining competent directors, officers and key employees and by providing to participating directors, officers and key employees added incentive for high levels of performance. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and key employees may purchase shares of the common stock of the Bank pursuant to options granted in accordance with the Plan.

         Options granted pursuant to the Plan are intended to be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "nonqualified stock options", as shall be determined and designated upon the grant of each option hereunder. However, if an incentive stock option shall fail to constitute an incentive stock option for any reason, the option shall thereafter be governed by the provisions of the Plan regarding nonqualified stock options.

2.       ADMINISTRATION

         The Plan shall be administered by a committee of at least two persons appointed by the Bank's Board of Directors (the "Board"), and such committee shall consist of directors of the Bank, each of whom is not an employee of the Bank or a subsidiary of the Bank (the "Stock Option Committee").

         Any action of the Stock Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret the Plan, define the terms used therein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan; provided however, that the Stock Option Committee shall have no discretion with respect to the eligibility or selection of any Nonemployee Director (as defined in Section 4(d) herein) to receive any option under the Plan, the number of shares of stock subject to any such option, or the purchase price thereunder.

         All decisions, determinations, interpretations or other actions by the Stock Option Committee shall be final, conclusive and binding on all persons, optionees, grantees, subsidiary corporations of the Bank and any successors-in-interest to such parties.

3.       INCENTIVE STOCK OPTIONS

         All options granted which are designated at the time of grant as an "incentive stock option" shall be deemed an incentive stock option.


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         (a) Incentive stock options granted under the Plan are intended to be qualified under Section 422 of the Code.

         (b) Officers, who are employees and key employees of the Bank or a subsidiary corporation (as that term is defined in Section 424(f) of the Code), shall be eligible for selection to participate in the incentive stock option portion of the Plan. No director of the Bank who is not also an employee of the Bank or a subsidiary corporation, may be granted an incentive stock option hereunder. Subject to the express provisions of the Plan, the Stock Option Committee shall (i) select from the eligible class of employees and determine the individuals to whom incentive stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective incentive stock option agreements (which need not be identical), (iii) determine the times at which such incentive stock options shall be granted, and (iv) determine the number of shares subject to each incentive stock option. An individual who has been granted an incentive stock option may, if he or she is otherwise eligible under the Plan, be granted additional incentive stock options if the Stock Option Committee shall so determine.

         (c) Except as described in subsection (e) below, the Stock Option Committee shall not grant an incentive stock option to purchase shares of the Bank's common stock to any individual who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bank or a subsidiary corporation. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

         (d) The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Bank and its subsidiary corporations, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

         (e) The purchase price of stock subject to each incentive stock option shall be determined by the Stock Option Committee, but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except, in the case of optionees who at the time of the grant own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or a subsidiary corporation, in which case the purchase price of the stock shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted and the term of such option shall be for no more than five (5) years. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

4.       NONQUALIFIED STOCK OPTIONS

         (a) All options granted which are (i) in excess of the aggregate fair market value limitations set forth in Section 3(d) hereof, (ii) designated at the time of the grant as "nonqualified", or (iii) intended to be incentive stock options but do not meet the requirements of incentive stock options, shall be deemed nonqualified stock options. Nonqualified stock options granted hereunder shall be so designated in the nonqualified stock option agreement entered into between the Bank and the optionee.


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         (b) Directors of the Bank who are also employees of the Bank or a subsidiary corporation, officers who are employees (including such officers who are also directors) and key employees of the Bank or a subsidiary corporation shall be eligible for selection to participate in the nonqualified stock option portion of the Plan. Directors who are not employees of the Bank or a subsidiary corporation may only participate in the Plan pursuant to Section 4(d) of the Plan. Subject to the express provisions of the Plan, the Stock Option Committee shall (i) select from the eligible class of individuals and determine the individuals to whom nonqualified stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective nonqualified stock option agreements (which need not be identical), (iii) determine the times at which such nonqualified stock options shall be granted, and (iv) determine the number of shares subject to each nonqualified stock option; provided however, that the Stock Option Committee shall have no discretion with respect to (i) the eligibility or selection of any director of the Bank who is not an employee of the Bank or a subsidiary corporation to receive any option under the Plan, (ii) the number of shares of stock subject to any such option of the Plan, or (iii) the purchase price thereunder. An individual who has been granted a nonqualified stock option may, if he or she is otherwise eligible under the Plan, be granted additional nonqualified stock options if the Stock Option Committee shall so determine.

         (c) The purchase price of stock subject to each nonqualified stock option shall be determined by the Stock Option Committee, but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation 20.2031-2.

         (d) Notwithstanding anything to the contrary, a director of the Bank who is not an employee of the Bank or a subsidiary corporation as of the time of any option grant provided for in this Section 4(d) ("Nonemployee Director") shall be granted nonqualified stock options pursuant to the following automatic formula:

                  (i) a nonqualified option to purchase 2,500 shares of the Bank's common stock (as adjusted pursuant to Section 12) shall be automatically granted to each person who is a Nonemployee Director on the thirtieth day following approval of the Plan by the Bank's shareholders and to each other Nonemployee Director on the thirtieth day following such Nonemployee Director's appointment or election to the Bank's Board. In no event will any Nonemployee Director be granted options under this Plan in excess of the 2,500 options set forth herein;

                  (ii) the exercise price per share of stock for which each Nonemployee Director option is exercisable shall be 100% of the fair market value per share of the Bank's common stock on the date such option is granted;

                  (iii) each Nonemployee Director option granted under the Plan shall become exercisable in five equal installments, commencing on the first anniversary of the date of grant and annually thereafter. Each Nonemployee Director option granted under the Plan shall expire ten years from the date of grant ("Expiration Date"), and shall be subject to earlier termination as hereinafter provided. Such option shall remain exercisable as to all shares until the Expiration Date unless such option terminates at an earlier date;


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                  (iv) in the event of the termination of service on the Board by the holder of any Nonemployee Director option, other than by disability or death as set forth in Section 4(d)(v) herein, such then outstanding Nonemployee Director options of such holder shall be exercisable only to the extent that the options were exercisable on the date of such termination and shall expire (a) three months after such termination, (b) on the Expiration Date, or (c) on an earlier termination date as provided for in the Plan, whichever occurs first; and

                  (v) in the event of termination of service by reason of disability or death of the holder of any Nonemployee Director option, such then outstanding Nonemployee Director options of such holder will continue to become exercisable in accordance with Section 4(d)(iii) above, and such holder or holder's legal representative shall be entitled to exercise such options, including any portions thereof that become exercisable within one year after such termination, during the one year period after such termination but in no event shall such option be exercisable after the earlier of the Expiration Date or an earlier termination date as provided for in the Plan.

5.       STOCK SUBJECT TO THE PLAN

         Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bank's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 115,000 shares. If any option shall be cancelled, surrendered or expire for any reason without having been exercised in full, the underlying shares subject thereto shall again be available for purposes of the Plan.

6.       CONTINUATION OF EMPLOYMENT

         Nothing contained in the Plan (or in any option agreement) shall obligate the Bank or a subsidiary corporation to employ any optionee for any period or interfere in any way with the right of the Bank or a subsidiary corporation to reduce the optionee's compensation.

7.       EXERCISE OF OPTIONS

         No option shall be exercisable until all necessary regulatory and shareholder approvals of the Plan are obtained. Except as otherwise provided in this section, each option other than a Nonemployee Director option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine; provided, however, that if an optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, the optionee's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Fractional share interests shall be disregarded, except that they may be accumulated. Not less than ten (10) shares may be purchased at any one time unless the number of shares purchased is the total number of shares which is exercisable at such time. Options may be exercised by written notice delivered to the Bank stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered, must be made (a) in cash, or (b) subject to applicable law, with the Bank's stock previously acquired by the optionee. Notwithstanding the foregoing, in the event an optionee who has an incentive stock option does exercise the incentive stock option by utilizing (b) above, the optionee should obtain tax advice as to the consequences of such action. The


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equivalent dollar value of shares used to effect a purchase shall be the fair market value of the shares on the date of exercise. If the option is being exercised by any person other than the optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person to exercise the option. Optionees will have no rights as shareholders with respect to stock of the Bank subject to their stock option agreements until the date of issuance of the stock certificate to them.

8.       NONTRANSFERABILITY OF OPTIONS

         Each option shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the optionee.

9.       CESSATION OF EMPLOYMENT

         Except as provided in Sections 10 and 20 hereof, if an optionee, other than an optionee with a Nonemployee Director option, ceases to be an employee of the Bank or a subsidiary corporation for any reason other than his or her disability (as defined in Section 22(e)(3) of the Code) or death, such optionee's option shall expire three (3) months after the date of termination of such employment. During the period after cessation of employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which such optionee ceased to be an employee of the Bank or a subsidiary corporation.

10.      TERMINATION OF EMPLOYMENT FOR CAUSE

         If the stock option agreement so provides and if an optionee's employment by the Bank or a subsidiary corporation is terminated for cause, the optionee's option shall expire immediately, provided, however, the Board may, in its sole discretion, within thirty (30) days of such termination, reinstate the option by giving written notice of such reinstatement to the optionee at the optionee's last known address. In the event of reinstatement, the optionee may exercise the option only to such extent, for such time, and upon such terms and conditions as if he or she had ceased to be an employee of the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Board with respect thereto shall be final and conclusive.

11.      DISABILITY OR DEATH OF OPTIONEE

         If any optionee, other than an optionee with a Nonemployee Director option, dies while serving as an employee of the Bank or a subsidiary corporation, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof. After such death but before such expiration, the persons to whom such optionee's rights under the option shall have passed by will or the applicable laws of descent and distribution or the executor or administrator of optionee's estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the optionee ceased to be an employee of the Bank or a subsidiary corporation.


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         If the optionee, other than an optionee with a Nonemployee Director option, shall terminate his or her employment because of disability (as defined in Section 22(e)(3) of the Code), such optionee may exercise the option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, except as provided in Section 20 hereof.

         If any optionee, other than an optionee with a Nonemployee Director option, dies or becomes disabled during the three (3) month period referred to in Section 9 hereof, the option shall expire one (1) year after the date of termination, except as provided in Section 20 hereof.

12.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         If the outstanding shares of the stock of the Bank are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Bank through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share subject to the option. Any adjustment under this Section 12 shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share- interests shall be disregarded, except that they may be accumulated.

13       TERMINATING EVENTS

         A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of the Bank; (ii) a reorganization, merger or consolidation of the Bank with one or more corporations, the result of which (A) the Bank is not the surviving corporation, or (B) the Bank becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 80% of the aggregate voting power of all outstanding equity securities of the Bank); (iii) a sale of substantially all the assets of the Bank to another corporation; or (iv) a sale of the equity securities of the Bank representing more than 80% of the aggregate voting power of all outstanding equity securities of the Bank to any person or entity, or any group of persons and/or entities acting in concert. When the Bank knows that a Terminating Event will occur, the Bank shall deliver to each optionee no less than thirty (30) days prior to the Terminating Event, written notification of the Terminating Event and such optionee's right to exercise all vested options granted pursuant to the Plan. Upon the occurrence of the Terminating Event all outstanding options, including Nonemployee Director options, and the Plan shall terminate; provided, however, that any outstanding options (excluding Nonemployee Director options) not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes such outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.


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14.      AMENDMENT AND TERMINATION

         The Stock Option Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the optionee, other than an optionee with a Nonemployee Director option, make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 12 and 13 hereof, no amendment or modification which would:

         (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

         (b)      change the minimum option price;

         (c)      increase the maximum term of options provided for herein;

         (d) change the persons eligible to receive options pursuant to the Plan; or

         (e) make any amendment to the Plan that would materially increase benefits to participants or cause the Plan to be no longer exempt pursuant to Section 16b-3 of the Securities Exchange Act of 1934;

may be adopted without the Bank having first obtained any necessary regulatory and shareholder approvals required by law. The Stock Option Committee may not amend any Nonemployee Director option.

         No option may be granted during any suspension or after termination of the Plan. Amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 12 hereof), alter or impair any rights or obligations under any option theretofore granted.

         Notwithstanding anything to the contrary, the provisions in Section 4(d) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

15.      TIME OF GRANTING OPTIONS

         The time an option, other than a Nonemployee Director option, is granted, sometimes referred to as the date of grant, shall be the day of the action of the Stock Option Committee described in Sections 3(b) and 4(b) hereof; provided, however, that if appropriate resolutions of the Stock Option Committee indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Stock Option Committee is taken by unanimous written consent of its members, the action of the Stock Option Committee shall be deemed to be at the time the last Stock Option Committee member signs the consent.


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16.      PRIVILEGES OF STOCK OWNERSHIP;
         SECURITIES LAW COMPLIANCE; NOTICE OF SALE

         No optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any option unless and until the Bank has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bank including registration of the stock options and underlying shares, as necessary, and all applicable requirements of any exchange upon which stock of the Bank may be listed. The optionee shall give the Bank notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.

17.      EFFECTIVE DATE OF THE PLAN

         The Plan shall be deemed adopted by the Board as of June 19, 1995 and shall be effective immediately subject to approval by the shareholders of the Bank within twelve months of the date the Plan is adopted, by the vote of a majority of the outstanding shares represented and voting at a duly held meeting of shareholders at which a quorum is present. No option under the Plan shall be exercised prior to the shareholders' approval of the Plan.

18.      TERMINATION

         Unless previously terminated by the Board or the Stock Option Committee, the Plan shall terminate at the close of business on June 19, 2005. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.

19.      OPTION AGREEMENT

         Each option shall be evidenced by a written stock option agreement executed by the Bank and the optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan. Each incentive stock option agreement shall contain such terms and provisions as the Stock Option Committee may determine to be necessary in order to qualify such option as an incentive stock option within the meaning of
Section 422 of the Code.

20.      OPTION PERIOD

         Each option, other than a Nonemployee Director option, and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

21.      EXCULPATION AND INDEMNIFICATION

         To the extent permitted by applicable law in effect from time to time, no member of the Board or the Stock Option Committee shall be liable for any act or omission of any other member of the Board or the Stock Option Committee nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Bank and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied


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against, a present or former member of the Board or the Stock Option Committee in any action brought by a third party against such person (whether or not the Bank is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board or the Stock Option Committee arising with respect to the Plan or administration thereof or out of membership on the Board or the Stock Option Committee, or all or any combination of the preceding; provided, the Board determines in good faith that such member of the Board or the Stock Option Committee was acting in good faith, within what such member of the Board or the Stock Option Committee reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bank or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section 21 does not apply to any action instituted or maintained in the right of the Bank by a shareholder or holder of a voting trust certificate representing shares of the Bank or a subsidiary corporation thereof. The provisions of this Section 21 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board or the Stock Option Committee, and the term "person" as used in this
Section 21 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

22.      AGREEMENT AND REPRESENTATIONS OF OPTIONEE

         Unless the shares of stock covered by the Plan have been registered with the Office of the Comptroller of the Currency, each optionee shall, by accepting an option, represent and agree, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all stock will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Bank, furnish evidence satisfactory to the Bank (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Bank, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

         The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Securities Act of 1933 or a written opinion of counsel for the optionee which opinion shall be acceptable to counsel for the Bank that registration is not required.

to assure itself against any sale or distribution by the optionee which does not comply with the Plan or any federal or state securities laws.

         The Bank agrees to remove any legend affixed to the certificates embodying the shares pursuant to this Section 22 when all of the restrictions on the transfer of the shares, whether imposed by the Plan or federal or state law, have terminated.


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23.      INFORMATION TO EMPLOYEES

         The Bank shall provide optionees with financial statements of the Bank at least annually.

24.      EXEMPT PLAN UNDER SECTION 16b-3

         The Plan is intended to be Section 16b-3 of the Securities Exchange Act of 1934.


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

NOTWITHSTANDING ANY OTHER PROVISION OF THIS INCENTIVE STOCK OPTION AGREEMENT, NO SHARES OF UNITED SECURITY BANK, N.A.'S COMMON STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE UNITED SECURITY BANK, N.A. 1995 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF UNITED SECURITY BANK, N.A.

                           UNITED SECURITY BANK, N.A.

                        INCENTIVE STOCK OPTION AGREEMENT

      This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the _____ day of ____________, ____, by and between United Security Bank, N.A., a national banking association (the "Bank"), and ___________________ ("Optionee");

      WHEREAS, pursuant to the United Security Bank, N.A. 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto, the Stock Option Committee of the Bank has authorized granting to Optionee an incentive stock option to purchase all or any part of _____________ (______) authorized but unissued shares of the Bank's common stock (hereinafter referred to as "stock") at the price of ___________ Dollars and _______ Cents ($__.__) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

      NOW, THEREFORE, it is hereby agreed:

      1. GRANT OF OPTION. Pursuant to said action of the Stock Option Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of _________________________________ (_____) shares of the Bank's stock at the price of _________ Dollars and _____ Cents ($__.__) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock (or not less than 110% of the fair market value of the stock for Optionee-shareholders who own securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the
Bank) as of the date of action of the Stock Option Committee granting this option.

      2. EXERCISABILITY. This option shall be exercisable as to
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________. This option shall remain exercisable as to all vested shares until ________ __, ____ (but not later than ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof or in the Plan. Subject to paragraphs 4 and 5, shares as to which this option becomes exercisable may be purchased at any time prior to expiration of this option.

      3. EXERCISE OF OPTION. This option may be exercised by a written notice (substantially in the form as that which is attached as Exhibit A) delivered to the Bank stating the number of shares with respect to which this option is being exercised, together (a) with cash in the amount of the


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

purchase price of such shares, or (b) subject to applicable law, with the Bank's stock previously acquired by Optionee. Notwithstanding the foregoing, in the event Optionee does exercise the option by utilizing (b) above, Optionee should obtain tax advice as to the consequences of such action. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

      4. CESSATION OF EMPLOYMENT. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be an employee of the Bank or a subsidiary corporation for any reason other than Optionee's death or disability
[as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time (the "Code")], this option shall expire three (3) months thereafter. During the three (3) month period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when Optionee ceased to be an employee of the Bank or a subsidiary corporation.

      5. TERMINATION OF EMPLOYMENT FOR CAUSE. If Optionee's employment with the Bank or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be an employee of the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause, death or disability. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

      6. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. This option shall not be transferable except by will or the applicable laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while serving as an employee of the Bank or a subsidiary corporation, or during the three (3) month period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of termination or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by will or the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be an employee of the Bank or a subsidiary corporation.

      If Optionee terminates his or her employment because of disability, (as defined in Section 22(e)(3) of the Code), Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, or before the expiration date specified in Paragraph 2 hereof, whichever is earlier.

      7. EMPLOYMENT. This Agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee's compensation.

      8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a shareholder with respect to the Bank's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

      9. MODIFICATION AND TERMINATION. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

      10. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or other disposition of such shares.

      11. REPRESENTATIONS OF OPTIONEE. Optionee understands that no shares issuable upon the exercise of this option shall be issued and delivered unless and until the Bank has complied with all applicable requirements of any regulatory agency having jurisdiction over the Bank including registration of the stock options and underlying shares, as necessary, and all applicable requirements of any exchange upon which stock of the Bank may be listed. Optionee agrees to ascertain that such requirements shall have been complied with at the time of any exercise of this option. In addition, if Optionee is an "affiliate" for purposes of the Securities Act of 1933, there may be additional restrictions on the resale of stock, and Optionee therefore agrees to ascertain what those restrictions are and to abide by the restrictions and other applicable federal securities laws.

      Furthermore, the Bank may, if it deems appropriate, issue stop transfer instructions against any shares of stock purchased upon the exercise of this option and affix to any certificate representing such shares the legends which the Bank deems appropriate.

      Optionee represents that the Bank, its directors, officers, employees and agents have not and will not provide tax advice with respect to the option, and Optionee agrees to consult with his or her own tax advisor as to the specific tax consequences of the option, including the application and effect of federal, state, local and other tax laws.

      12. NOTICES. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer.

      13. INCENTIVE STOCK OPTION. This Agreement is intended to be an incentive stock option agreement as defined in Section 422 of the Code; provided, however, that if the option shall fail to constitute an incentive stock option for any reason, the option shall thereafter be governed by the provisions of the Plan regarding nonqualified stock options.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OPTIONEE                                     UNITED SECURITY BANK, N.A.


By_______________________________            By_________________________________


                                             By_________________________________

                                    EXHIBIT A

                         NOTICE OF STOCK OPTION EXERCISE

Mr. Dennis R. Woods
President
United Security Bank, N.A.
2151 West Shaw Avenue
Fresno, California 93711

Dear Mr. Woods:

Pursuant to my incentive stock option agreement dated _______________, I am exercising my stock option to acquire ____________ shares of common stock of United Security Bank, N.A.. I am also enclosing payment by means of (CASH IN THE AMOUNT OF $_________, or ________ SHARES OF UNITED SECURITY BANK, N.A. HAVING A FAIR MARKET VALUE) equal to the sum of the option exercise price.

I further acknowledge that the United Security Bank, N.A. makes no representations as to federal or state tax matters, and that I am to consult with my own tax attorney or tax accountant for advice with respect to the exercise of my stock option and the effect of the sale of the option shares. [(FOR EXECUTIVE OFFICERS OF THE BANK OR INSIDERS OF THE BANK) I further acknowledge that I am an affiliate or insider of United Security Bank, N.A. and that federal securities laws are applicable to the exercise of the stock option and any subsequent sale of the option shares including the applicability of the Securities Act of 1933 and Rule 144 (both dealing with the sale of shares by an affiliate). I agree to comply with such securities laws and rules.]

                                                     Sincerely,


                                                     Name of Optionee

NOTWITHSTANDING ANY OTHER PROVISION OF THIS NONEMPLOYEE DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT, NO SHARES OF UNITED SECURITY BANK, N.A.'S COMMON STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE UNITED SECURITY BANK, N.A. 1995 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF UNITED SECURITY BANK, N.A.

                           UNITED SECURITY BANK, N.A.

                        NONEMPLOYEE DIRECTOR NONQUALIFIED
                             STOCK OPTION AGREEMENT

      This Nonemployee Director Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the ______ day of _____________, _____, by and between United Security Bank, N.A., a national banking association (the "Bank"), and _______________, ("Optionee");

      WHEREAS, pursuant to the United Security Bank, N.A. 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto, the Plan has authorized granting to Optionee a nonqualified stock option to purchase all or any part of two thousand five hundred (2,500) authorized but unissued shares of the Bank's common stock (hereinafter referred to as "stock") at the price of ________ Dollars and ____________ Cents ($__.__) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

      NOW, THEREFORE, it is hereby agreed:

      1. GRANT OF OPTION. Pursuant to the Plan and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of two thousand five hundred (2,500) shares of the Bank's stock at the price of ___________ Dollars and _________ Cents ($__.__) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock at the time of the grant as specified in the Plan.

      2. EXERCISABILITY. This option shall become exercisable in five equal installments, commencing on the first anniversary of the date of the grant and annually thereafter. This option shall remain exercisable as to all vested shares until __________, _____ (ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof or in the Plan. Subject to paragraphs 4 and 5, shares as to which this option becomes exercisable may be purchased at any time prior to expiration of this option.

      3. EXERCISE OF OPTION. This option may be exercised by a written notice (substantially in the form as that which is attached as Exhibit A) delivered to the Bank stating the number of shares with respect to which this option is being exercised, together (a) with cash in the amount of the purchase price of such shares, or (b) subject to applicable law, with the Bank's stock previously acquired by Optionee. Notwithstanding the foregoing, in the event Optionee does exercise the option by utilizing (b) above, Optionee should obtain tax advice as to the consequences of such action. Not less than ten
(10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

      4. CESSATION OF DIRECTORSHIP. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be a director of the Bank or a subsidiary corporation for any reason other than Optionee's death or disability
[as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time (the "Code")], this option shall expire three (3) months thereafter. During the three (3) month period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when Optionee ceased to be a director of the Bank or a subsidiary corporation.

      5. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. This option shall not be transferable except by will or the applicable laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies or becomes disabled while serving as a director of the Bank or a subsidiary corporation, this option shall continue to become exercisable as set forth in Paragraph 2 hereof and Optionee or Optionee's legal representative shall be entitled to exercise this option, including any portions hereof that become exercisable within one year after termination, for a period up to the earlier of (i) the date one year after the date of (A) Optionee's death or (B) Optionee becoming disabled, (ii) the expiration date specified in Paragraph 2 hereof, or (iii) such earlier date as provided for in the Plan.

      6. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a shareholder with respect to the Bank's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

      7. MODIFICATION AND TERMINATION. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

      8. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or other disposition of such shares.

      9. REPRESENTATIONS OF OPTIONEE. Optionee understands that no shares issuable upon the exercise of this option shall be issued and delivered unless and until the Bank has complied with all applicable requirements of any regulatory agency having jurisdiction over the Bank including registration of the stock options and underlying shares, as necessary, and all applicable requirements of any exchange upon which stock of the Bank may be listed. Optionee agrees to ascertain that such requirements shall have been complied with at the time of any exercise of this option. In addition, if Optionee is an "affiliate" for purposes of the Securities Act of 1933, there may be additional restrictions on the resale of stock, and Optionee therefore agrees to ascertain what those restrictions are and to abide by the restrictions and other applicable federal securities laws.

      Furthermore, the Bank may, if it deems appropriate, issue stop transfer instructions against any shares of stock purchased upon the exercise of this option and affix to any certificate representing such shares the legends which the Bank deems appropriate.

      Optionee represents that the Bank, its directors, officers, employees and agents have not and will not provide tax advice with respect to the option, and Optionee agrees to consult with his or her own tax advisor as to the specific tax consequences of the option, including the application and effect of federal, state, local and other tax laws.

      10. NOTICES. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OPTIONEE                                    UNITED SECURITY BANK, N.A.


By_______________________________           By__________________________________


                                            By__________________________________

                                    EXHIBIT A

                         NOTICE OF STOCK OPTION EXERCISE

Mr. Dennis R. Woods
President
United Security Bank, N.A.
2151 West Shaw Avenue
Fresno, California 93711

Dear Mr. Woods:

Pursuant to my nonemployee director nonqualified stock option agreement dated _______________, I am exercising my stock option to acquire ____________ shares of common stock of United Security Bank, N.A.. I am also enclosing payment by means of (CASH IN THE AMOUNT OF $_________, OR ________ SHARES OF UNITED SECURITY BANK, N.A. HAVING A FAIR MARKET VALUE) equal to the sum of the option exercise price.

I further acknowledge that the United Security Bank, N.A. makes no representations as to federal or state tax matters, and that I am to consult with my own tax attorney or tax accountant for advice with respect to the exercise of my stock option and the effect of the sale of the option shares. [(FOR EXECUTIVE OFFICERS OF THE BANK OR INSIDERS OF THE BANK) I further acknowledge that I am an affiliate or insider of United Security Bank, N.A. and that federal securities laws are applicable to the exercise of the stock option and any subsequent sale of the option shares including the applicability of the Securities Act of 1933 and Rule 144 (both dealing with the sale of shares by an affiliate). I agree to comply with such securities laws and rules.]

                                                     Sincerely,


                                                     Name of Optionee

NOTWITHSTANDING ANY OTHER PROVISION OF THIS NONQUALIFIED STOCK OPTION AGREEMENT, NO SHARES OF UNITED SECURITY BANK, N.A.'S COMMON STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE UNITED SECURITY BANK, N.A. 1995 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF UNITED SECURITY BANK, N.A..

                           UNITED SECURITY BANK, N.A.

                       NONQUALIFIED STOCK OPTION AGREEMENT

      This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the ____ day of __________, ____, by and between United Security Bank, N.A., a national banking association (the "Bank"), and _________________ ("Optionee");

      WHEREAS, pursuant to the United Security Bank, N.A. 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto, the Stock Option Committee of the Bank has authorized granting to Optionee a nonqualified stock option to purchase all or any part of __________ (_____) authorized but unissued shares of the Bank's common stock (hereinafter referred to as "stock") at the price of _____ Dollars and _____ Cents ($__.__) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

      NOW, THEREFORE, it is hereby agreed:

      1. GRANT OF OPTION. Pursuant to said action of the Stock Option Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of _________________________________ (_____) shares of the Bank's stock at the price of _________ Dollars and _____ Cents ($__.__) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock as of the date of action of the Stock Option Committee granting this option.

      2. EXERCISABILITY. This option shall be exercisable as to
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
___. This option shall remain exercisable as to all vested shares until
________ __, ____ (but not later than ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof or in the Plan. Subject to paragraphs 4 and 5, shares as to which this option becomes exercisable may be purchased at any time prior to expiration of this option.

      3. EXERCISE OF OPTION. This option may be exercised by a written notice (substantially in the form as that which is attached as Exhibit A) delivered to the Bank stating the number of shares with respect to which this option is being exercised, together (a) with cash in the amount of the purchase price of such shares, or (b) subject to applicable law, with the Bank's stock previously acquired by Optionee. Notwithstanding the foregoing, in the event Optionee does exercise the option by utilizing (b) above, Optionee should obtain tax advice as to the consequences of such action. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

      4. CESSATION OF EMPLOYMENT OR DIRECTORSHIP. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be an employee or a director of the Bank or a subsidiary corporation for any reason other than Optionee's death or disability [as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time (the "Code")], this option shall expire three (3) months thereafter. During the three (3) month period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when Optionee ceased to be an employee or a director of the Bank or a subsidiary corporation.

      5. TERMINATION OF EMPLOYMENT FOR CAUSE. If Optionee's employment with the Bank or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be an employee of the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause, death or disability. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

      6. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. This option shall not be transferable except by will or the applicable laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while serving as an employee or a director of the Bank or a subsidiary corporation, or during the three (3) month period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of termination or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by will or the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be an employee or a director of the Bank or a subsidiary corporation.

      If Optionee terminates his or her employment or directorship because of disability, (as defined in Section 22(e)(3) of the Code), Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, or before the expiration date specified in Paragraph 2 hereof, whichever is earlier.

      7. EMPLOYMENT. This Agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee's compensation.

      8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a shareholder with respect to the Bank's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

      9. MODIFICATION AND TERMINATION. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

      10. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or other disposition of such shares.

      11. REPRESENTATIONS OF OPTIONEE. Optionee understands that no shares issuable upon the exercise of this option shall be issued and delivered unless and until the Bank has complied with all applicable requirements of any regulatory agency having jurisdiction over the Bank including registration of the stock options and underlying shares, as necessary, and all applicable requirements of any exchange upon which stock of the Bank may be listed. Optionee agrees to ascertain that such requirements shall have been complied with at the time of any exercise of this option. In addition, if Optionee is an "affiliate" for purposes of the Securities Act of 1933, there may be additional restrictions on the resale of stock, and Optionee therefore agrees to ascertain what those restrictions are and to abide by the restrictions and other applicable federal securities laws.

      Furthermore, the Bank may, if it deems appropriate, issue stop transfer instructions against any shares of stock purchased upon the exercise of this option and affix to any certificate representing such shares the legends which the Bank deems appropriate.

      Optionee represents that the Bank, its directors, officers, employees and agents have not and will not provide tax advice with respect to the option, and Optionee agrees to consult with his or her own tax advisor as to the specific tax consequences of the option, including the application and effect of federal, state, local and other tax laws.

      12. NOTICES. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OPTIONEE                                    UNITED SECURITY BANK, N.A.


By_________________________________         By_________________________________


                                            By__________________________________

                                    EXHIBIT A

                         NOTICE OF STOCK OPTION EXERCISE

Mr. Dennis R. Woods
President
United Security Bank, N.A.
2151 West Shaw Avenue
Fresno, California 93711

Dear Mr. Woods:

Pursuant to my nonqualified stock option agreement dated _______________, I am exercising my stock option to acquire ____________ shares of common stock of United Security Bank, N.A.. I am also enclosing payment by means of (CASH IN THE AMOUNT OF $_________, OR ________ SHARES OF UNITED SECURITY BANK, N.A. HAVING A FAIR MARKET VALUE) equal to the sum of the option exercise price.

I further acknowledge that the United Security Bank, N.A. makes no representations as to federal or state tax matters, and that I am to consult with my own tax attorney or tax accountant for advice with respect to the exercise of my stock option and the effect of the sale of the option shares. [(FOR EXECUTIVE OFFICERS OF THE BANK OR INSIDERS OF THE BANK) I further acknowledge that I am an affiliate or insider of United Security Bank, N.A. and that federal securities laws are applicable to the exercise of the stock option and any subsequent sale of the option shares including the applicability of the Securities Act of 1933 and Rule 144 (both dealing with the sale of shares by an affiliate). I agree to comply with such securities laws and rules.]

                                                     Sincerely,


                                                     Name of Optionee